[EXHIBIT 10.5]

  BOARD RESOLUTION ESTABLISHING AND APPROVING THE DESIGNATION,
PREFERENCES AND RIGHTS OF SERIES 1 CONVERTIBLE PREFERENCE SHARES
                               OF
                SIX DIAMOND RESORTS INTERNATIONAL



A meeting of the Board of Directors of Six Diamond Resorts
International (the "Company") held on the 1st day of August, 2007
                    -------

PRESENT:  Joseph Rozelle, President and Chairman  of the Company.
          David Richardson, Director of the Company

By agreement Joe Rozelle acted as Chairman of the meeting and David Richardson acted as Secretary.

Notice of Quorum

The Chairman noted that due notice of the meeting had been given that all directors were present in person and/or by phone that the meeting could proceed to business.

     That pursuant to the authority conferred, granted and vested upon the Board of Directors by the Members & Articles of Association of Six Diamond Resorts International (the "Articles
                                                         --------
of Association"), and in accordance with the Companies Law of the
--------------
Cayman Islands (2004 Revision), the said Board of Directors, as of August 1 2007 adopted the following resolutions creating a series of Twenty-Five Million (25,000,000) shares of Preference Shares, designated as "Series 1 Convertible Preference Shares," none of which shares have been issued;

     RESOLVED, that the Company is authorized to issue Twenty-five million (25,000,000) shares of its Series 1 Convertible Preference Shares (the "Series 1 Preference Shares"), par value
                        --------------------------
$0.000320375 per share, which shall have the powers, designations, preferences and other special rights set forth below. The term "Preference Shares" shall mean the Series 1
                    -----------------
Convertible Preference Shares.

     (1)  Voting Rights.  Except as otherwise provided herein, in the
          -------------
Articles of Association or as required by law, the holders of the
Preference   Shares  (each  a  "Holder"  and   collectively   the
                                ------
"Holders") and the holders of the Company's Ordinary Shares,  par
 -------
value  $0.00320375 per share (the "Ordinary Shares")  shall  vote
                                   ---------------
together as a single class with each Preference Share having the number of votes equal to the largest whole number of Ordinary Shares into which such Preference Share could be converted, at the record date for the determination of the stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken.

     (2)  Stated Value.  Each Series 1 Preference Share shall have a
          ------------
"Stated  Value"  equal  to  One Dollar  and  Seventy  Five  Cents
 -------------
($1.75).

     (3) Conversion of Preference Shares. Preference Shares shall be convertible into Ordinary Shares on the terms and conditions set forth in this Section 3. The term "Conversion Shares" shall mean
              ---------             -----------------
the Ordinary Shares issuable upon conversion of the Series 1 Preference Shares. The Company shall not issue any fraction of a
Ordinary   Share  upon  any  conversion.   All  Ordinary   Shares
(including fractions thereof) issuable upon conversion of more than one Preference Share by a Holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a Ordinary Share. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a Ordinary Share, the Company shall, in lieu of issuing such fractional share, issue one whole Ordinary Share to the Holder thereof. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Ordinary Shares upon conversion of Preference Shares unless such taxes result from the issuance of Ordinary Shares upon conversion to a person other than the Holder.

          (a)  Optional Conversion.  With respect to each Series 1
               -------------------
Preference Share, at any time or times on or after the date of issuance of such Series 1 Preference Shares (such date for each
Series  1  Preference  Share  hereinafter  referred  to  as   the
"Original  Issuance  Date"),  any Holder  shall  be  entitled  to
 ------------------------
convert all or a portion of such Holder's Series 1 Preference Shares into fully paid and non-assessable Ordinary Shares (each an "Optional Conversion"), in accordance with this Section 3(a),
     -------------------                            -------------
Section 3(c) and Section 3(d).
-----------------------------

          (b)  Mandatory Conversion.  The Series 1 Preference Shares
               --------------------
shall automatically convert into Ordinary Shares (the "Mandatory Conversion"), in accordance with this Section 3(b), Section 3(c)
                                      ------------  -------------
and Section 3(d), on December 31, 2010 (the "Mandatory Conversion
    ------------                             --------------------
Date").
----
          (c)  Conversion Price.  Subject to anti-dilution adjustment
               ----------------
as provided in Section 3(e), upon an Optional Conversion pursuant to
               ------------
Section 3(a) or a Mandatory Conversion pursuant to Section  3(b),
------------                                       -------------
the  conversion price (the "Conversion Price") of each  Series  1
                            ----------------
Preference Share shall equal $1.75. Upon a conversion pursuant to
Section 3(a) or Section 3(b), all accrued and unpaid dividends on
------------    ------------
the Series 1 Preference Shares through the date of conversion shall be paid in additional Ordinary Shares as if such dividends had been paid in additional shares of Series 1 Preference Shares rounded up to the nearest whole number, and then automatically converted into additional Ordinary Shares in accordance with and pursuant to the terms set forth herein. Each Series 1 Preference Share will convert into that number of Ordinary Shares determined by dividing the Stated Value by the Conversion Price, as adjusted at the time of conversion.

          (d)  Mechanics of Conversion.
               -----------------------

      (i) To convert Series 1 Preference Shares into Conversion Shares pursuant to Section 3(a) on any date, the Holder thereof shall
               ------------
   (i) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m. Eastern Time on such date, a copy of an executed notice of conversion (the "Optional Conversion Notice")
                                       --------------------------
   to the Company, and (ii) surrender to a common carrier for delivery to the Company within three (3) business days of such date the Preference Shares Certificates (as hereinafter defined) representing the Series 1 Preference Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction). The term "Preference
                                                         ----------
   Shares  Certificates"  shall mean  the  original  certificates
   --------------------
   representing the Series 1 Preference Shares.

      (ii) Preference Shares converted pursuant to Section 3(b) shall
                                                   ------------
   be deemed to be converted as of the Mandatory Conversion Date notwithstanding the date on which the Preference Shares Certificates representing the Preference Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction), are submitted to the Company in connection with such conversion, and such Preference Shares Certificates shall be deemed to represent the right to receive Conversion Shares. To receive Conversion Shares subsequent to a Mandatory Conversion, each Holder shall (i) transmit by facsimile (or otherwise deliver) a copy of an executed notice of conversion (the "Mandatory Conversion Notice")
                                       ---------------------------
   to the Company, and (ii) surrender to a common carrier for delivery to the Company within three (3) business days of such facsimile transmission or delivery such Holder's Preference Shares Certificates.

      (iii) On or before the third (3rd) Business Day following the date of receipt of a fully executed and completed Optional Conversion Notice or Mandatory Conversion Notice (each a "Conversion Notice"), the Company shall (x) issue and deliver to
    -----------------
   the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of Ordinary Shares to which the Holder shall be entitled, or (y) provided that the Conversion Shares have been registered under the Securities Act, upon the request of a Holder, credit such aggregate number of Ordinary Shares to which the Holder shall be entitled to such Holder's or its designee's balance account with the Depository Trust Company through its Deposit Withdrawal Agent Commission system. If the number of Preference Shares represented by the Preference Shares Certificate(s) submitted for conversion pursuant to Section 3(d)(i) is greater
                                        ---------------
   than the number of Preference Shares being converted, then the Company shall, as soon as practicable and in no event later than three (3) business days after receipt of the Preference Shares Certificate(s) and at its own expense, issue and deliver to the Holder thereof a new preference shares certificate representing the number of Preference Shares not converted. The person or persons entitled to receive the Ordinary Shares issuable upon a conversion of Preference Shares shall be treated for all purposes as the record holder or holders of such Ordinary Shares on the applicable conversion date.

          (e) Anti-Dilution Provisions. The Conversion Price in effect at any time and the number and kind of securities issuable upon
   conversion   of  the  Preference  Shares  shall  be  subject   to
   adjustment from time to time upon the happening of certain events as follows:

      (i)  Adjustment for Stock Splits and Combinations. If the Company
           --------------------------------------------
   at any time or from time to time on or after the Original Issuance Date effects a subdivision of the outstanding Ordinary Shares, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time on or after the Original Issuance Date combines the outstanding

   Ordinary Shares into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section
                                                          -------
   3(e)(i) shall become effective at the close of business on the
   -------
   date the subdivision or combination becomes effective.

                  (ii)  Adjustment  for  Certain  Dividends   and
                        -----------------------------------------
   Distributions.  If the Company at any time  or  from  time  to
   --------------
   time on or after the Original Issuance Date makes or fixes a record date for the determination of holders of Ordinary
   Shares entitled to receive a dividend or other distribution payable in additional Ordinary Shares, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (1) the numerator of which is the total number of
   Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and (2) the denominator of which shall be the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Ordinary Shares issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such
   --------  -------
   dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 3(e)(ii) as of the time
                                 ----------------
   of actual payment of such dividends or distributions.

                  (iii)    Adjustments for Other Dividends  and
                           ------------------------------------
   Distributions. In the event the Company at any  time  or  from
   -------------
   time to time on or after the Original Issuance Date makes or fixes a record date for the determination of holders of
   Ordinary Shares entitled to receive a dividend or other distribution payable in securities of the Company other than Ordinary Shares, then and in each such event provision shall be made so that the Holders shall receive upon conversion thereof, in addition to the number of Ordinary Shares receivable thereupon, the amount of securities of the Company which they would have received had their Preference Shares been converted into Ordinary Shares on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3(e) with respect to the
                             ------------
   rights of the Holders.

                  (iv)  Adjustment for Reclassification, Exchange
                        -----------------------------------------
   and  Substitution. In the event that at any time or from  time
   -----------------
   to time on or after the Original Issuance Date, the Conversion Shares are changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 3(e)), then and in any
                                  -------------
   such event each Holder shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of the maximum number of Ordinary Shares into which such Preference Shares could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.

                  (v)   Reorganizations, Mergers,  Consolidations
                        -----------------------------------------
   or  Sales of Assets. If at any time or from time to time on or
   -------------------
   after the Original Issuance Date there is a capital reorganization of the Ordinary Shares (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section
                                                          -------
   3(e))  or  a  merger or consolidation of the Company  with  or
   -----
   into another Company, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holders shall thereafter be entitled to receive upon conversion of the Preference Shares the number of shares of stock or other securities or property to which a holder of the number of Ordinary Shares deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3(e) with respect to the rights of the
             -------------
   Holders after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 3(e)
                                                    -------------
   (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Preference Shares) shall be applicable after that event and be as nearly equivalent as is practicable.

                  (vi) Sale of Shares Below Conversion Price.
                       -------------------------------------

       If, at any time or from time to time after the Original Issuance Date, the Company issues or sells, Additional Shares (as hereinafter defined) without consideration or for consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issuance of Additional Shares, then, concurrently with such issuance of Additional Shares, the Conversion Price shall be reduced to a price (calculated to the nearest cent) determined by multiplying (1) the Conversion Price by (2) a fraction of which (A) the numerator shall be the sum of
   (x) the number of Ordinary Shares outstanding at the close of business on the day immediately preceding the date of such issuance of Additional Shares, plus (y) the number of Ordinary Shares which the aggregate consideration received (or by the express provisions hereof deemed to have been received) by the Company for the total number of Additional Shares so issued or sold would purchase at the Conversion Price then in effect and (B) the denominator shall be the number of Ordinary Shares outstanding at the close of business on the date of such issuance or sale of the Additional Shares (after giving effect to such issuance or
   sale).   For the purpose of the calculation described in  this
   Section  3(e)(vi),  the number of Ordinary Shares  outstanding
   -----------------
   shall include, in addition to the number of Ordinary Shares actually outstanding, (A) the number of Ordinary Shares into which the then outstanding Series 1 Preference Shares could be converted into if fully converted on the day immediately preceding the issuance or sale or deemed issuance or sale of Additional Shares; and (B) the number of Ordinary Shares which would be obtained through the exercise or conversion of all rights, options and Convertible Securities (as hereinafter defined) outstanding on the day immediately preceding the issuance or sale or deemed issuance or sale of Additional Shares.

                    (A) For the purpose of making any adjustment required under this Section 3(e)(vi), the consideration
                            ----------------
     received by the Company for any issuance or sale of securities shall (A) to the extent it consists of property other than cash, be the fair value of that property as determined in good faith by the Company's Board of Directors (the "Board"); and (B) if Additional Shares, Convertible
            -----
     Securities (as hereinafter defined) or rights or options to purchase either Additional Shares or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of the consideration allocable to such Additional Shares, Convertible Securities or rights or options as determined in good faith by the Board.

                     (B)   For  the  purpose  of  the  adjustment
     required under this Section 3(e)(vi), if the Company  issues
                         ----------------
     or sells any rights, warrants or options for the purchase of, or stock or other securities convertible into, Additional Shares (such convertible stock or securities being hereinafter referred to as "Convertible Securities")
                                        -----------------------
     and if the Effective Price (as defined in Clause (D) below) of such Additional Shares is less than the then current Conversion Price, the Company shall be deemed to have issued, at the time of the issuance of such rights, options or Convertible Securities, the maximum number of Additional Shares issuable upon exercise or conversion thereof and to have received as consideration therefor an amount equal to
     (1) the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities plus (2) in the case of such rights or options, the minimum amount of consideration, if any, payable to the Company upon the exercise of such rights or options or, in the case of Convertible Securities, the minimum amount of consideration, if any, payable to the Company upon the conversion thereof. Thereafter, no further adjustment of the Conversion Price shall be made as a result of the actual issuance of Additional Shares on the exercise of any such rights or options or the conversion of any such Convertible Securities, unless the price is subsequently again amended. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire or otherwise terminate without having been exercised, the Conversion Price shall thereafter be the Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares so issued were the Additional Shares, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and were issued or sold for the consideration actually received by the Company upon such exercise plus
     (1) the consideration, if any, actually received for the granting of all such rights or options, whether or not exercised, (2) the consideration, if any, actually received by issuing or selling the Convertible Securities actually converted, and (3) the consideration, if any, actually received on the conversion of such Convertible Securities.
     However, if any such rights or options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, upon the exercise, conversion or exchange thereof, the Conversion Price for the Series 1 Preference Shares, and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such rights, options or the rights of conversion or exchange under such Convertible Securities.

                     (C)   For  the  purpose  of  any  adjustment
     required  under  this Section 3(e)(vi), if (a)  the  Company
                           ----------------
     issues or sells any rights or options for the purchase of Convertible Securities and (b) if the Effective Price (as defined below) of the Additional Shares underlying such Convertible Securities is less than the Conversion Price then in effect, then in each such event the Company shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares issuable upon conversion of the total number of Convertible Securities covered by such rights or options (as set forth in the legal instruments setting forth the terms of such Convertible Securities) and to have received as consideration for the issuance of such Additional Shares an amount equal to the amount of consideration, if any, received  for  the issuance of such rights or  options  plus
     (A) the minimum amount of consideration, if any, payable upon the exercise of such rights or options and (B) the minimum amount of consideration, if any, payable upon the conversion of such Convertible Securities, unless the price is subsequently amended. No further adjustment of the Conversion Price shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares upon the conversion of such Convertible Securities.

                     (D)   "Additional Shares" shall mean, except
                            -----------------
     as  may  be otherwise agreed to by the holders of a majority of the Series 1 Preference Shares then outstanding, Ordinary Shares or options, warrants or other rights to acquire equity  or  debt securities convertible into or exchangeable for  Ordinary Shares, including, but not limited to,  shares held  in the Company's treasury, and Ordinary Shares  issued upon the exercise of any options, rights or warrants to subscribe for Ordinary Shares and Ordinary Shares issued upon the direct or indirect conversion or exchange of securities for Ordinary Shares, issued on or after the Original Issuance Date, other than:
                             ----- ----
     *  Ordinary Shares issued pursuant to the securities exchange
        (the "Exchange Transaction") by and between Six Diamond Resorts
              --------------------
        International, S.A., a Panamanian corporation ("SDRI") and the
                                                        ----
        Company;

     *  Ordinary Shares issued upon conversion of the Series 1
        Preference Shares Stock and/or exercise of warrants issued by the Company in connection with the private placement (the "Offering")
                                                               --------
        of the Company's units ("Units") pursuant to the Company's
                                 -----
        Confidential Private Placement Memorandum dated August 15, 2007 (the "Memorandum") used in such Offering (including, but not
              ----------
        limited to, those issued to any investor and/or placement agent in the Offering);

     * Ordinary Shares issued upon exercise of any options, warrants, or rights to purchase any securities of the Company or upon conversion of an convertible securities of the Company issued and outstanding (or reserved for issuance) as of the first closing of the Offering; or

     *  Ordinary Shares issuable as dividends and/or interest payments;

            The "Effective Price" of Additional Shares shall mean
                 ---------------
the quotient obtained by dividing the total number of Additional Shares issued or sold, or deemed to have been issued or sold, under this Section 3 into the aggregate consideration received, or deemed to have been received for such Additional Shares.

             (v)     No Adjustments in Certain Circumstances.  No
                     ---------------------------------------
adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one ($0.01) cent in such price; provided, however, that any
                                  --------   -------
adjustments  which  by reason of this Section 3(e)(vii)  are  not
                                      -----------------
required  to  be  made shall be carried forward  and  taken  into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 3(e)(vii) shall be
                                       -----------------
made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (f)   No  Impairment. The Company will not, by amendment  of
           --------------
its Articles of Association or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action
                   ---------
as may be necessary or appropriate in order to protect the conversion rights of the Holders of the Preference Shares against impairment.

     (g)   Certificate as to Adjustments. Upon the occurrence  of
           -----------------------------
each adjustment or readjustment of the Conversion Price pursuant to this Section 3, the Company at its expense shall promptly
          ----------
compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of Preference Shares a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Holder, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) Conversion Price at the time in effect, and (iii) the number of Ordinary Shares and the amount, if any, of other property which at the time would be received upon the conversion of the Preference Shares.

     (h)  Status of Converted Preference Shares. In the event any
          -------------------------------------
Preference  Shares  shall  be converted  pursuant  to  Section  3
                                                       ----------
hereof, the shares so converted shall be canceled and shall not be reissued as Preference Shares.

     (4)  Assumption and Provision Upon Organic Change. Prior  to
          --------------------------------------------
the consummation of any Organic Change (as defined below), the Company shall make appropriate provision to ensure that each of the Holders will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Ordinary Shares immediately theretofore acquirable and receivable upon the conversion of such Holder's Preference Shares such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Ordinary Shares which would have been acquirable and receivable upon the conversion of such Holder's Preference Shares into Ordinary Shares immediately prior to such Organic Change. The following shall constitute an "Organic Change:" any
                                            --------------
recapitalization, reorganization, reclassification, consolidation or merger, sale of all or substantially all of the Company's assets to another person or other transaction which is effected in such a way that holders of Ordinary Shares are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Ordinary Shares.

     (5) Reservation of Authorized Shares. The Company shall, so long as any of the Preference Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Ordinary Shares, solely for the purpose of effecting the conversion of the Preference Shares, 100% of such number of Ordinary Shares as shall from time to time be sufficient to effect the conversion of all of the Preference Shares then outstanding.

     (6)  Liquidation, Dissolution, Winding-Up.

          (a)     Series 1 Preference Shares.  Holders  shall  be
                  --------------------------
entitled to receive out of the assets of the Company legally available for distribution therefrom (the "Liquidation Funds"),
                                            ------------------
before  any  amount shall be paid to the holders of  any  of  the capital stock of the Company of any class junior in rank to the Series 1 Preference Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Series 1 Preference Share equal to 100% of the sum of (i) of the Stated Value, plus
(ii) all dividends, if any, which have accrued or are payable under Section 8 hereof, but have not been paid and received by
       ---------
the  Holders,  up  to  and including the  date  full  payment  is tendered to the Holders with respect to such Liquidation (collectively, the "Liquidation Preference").
                    ----------------------

          (b)      Liquidation  Distribution.    If,   upon   any

Liquidation, the Liquidation Funds are insufficient to pay, issue or deliver the full amount due to the Holders and holders of shares of other classes or series of preference shares of the Company that are expressly provided for as of equal rank with the Preference Shares as to payments of Liquidation Funds (the "Pari
                                                             ----
Passu  Shares"), then each holder of Preference Shares  and  Pari
-------------
Passu Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such holder as a liquidation preference, in accordance with their respective certificates of designation of preferences rights and limitations, as a percentage of the full amount of Liquidation Funds payable to all holders of Preference Shares and Pari Passu Shares. No Holder of Preference Shares shall be entitled to receive any amounts with respect thereto upon any Liquidation other than the amounts provided for herein; provided that a Holder of Preference Shares shall be entitled to all amounts previously accrued with respect to amounts owed hereunder. The form of consideration in which the Liquidation Preference is to be paid to the Holders of the Preference Shares as provided in this Section 6 shall be the form of consideration received by the
     ---------
Company or the other holders of the Company's capital stock, as the case may be.

          (c)      "Liquidation"  means  (i)   any   liquidation,
                    -----------
dissolution or winding up of the Company, whether voluntary or involuntary, and/or (ii) any filing for bankruptcy pursuant to applicable federal and/or state laws.

            (7)  Preferred Rank. All Ordinary Shares shall be  of
                 --------------
junior rank to all Series 1 Preference Shares in all respects as to the preferences as to distributions and payments upon any

Liquidation. The rights of the Ordinary Shares shall be subject to the preferences and relative rights of the Series 1 Preference
Shares.

          (8)  Dividends; Participation.
               ------------------------

     (a)   Series  1 Preference Shares.  Each Series 1 Preference
           ---------------------------
Share shall accrue dividends at the rate of eight (8%) percent ($0.14 per share) per annum of the Stated Value, which dividends shall be paid when, as, and if declared by the Board out of funds legally available thereof, payable on December 31 of each year commencing December 31, 2007. Dividends payable will be prorated from the date of issuance based upon the number of days the Series 1 Preference Shares is outstanding in the applicable fiscal year. Dividends on the Series 1 Preference Shares shall be cumulative. No dividends or other distributions may be paid or otherwise made with respect to the Ordinary Shares and no shares of the Ordinary Shares may be repurchased by the Company during any fiscal year of the Company until dividends equal to the amount specified above (the "Annual Dividend") on the Series 1 Preference Shares have been declared, paid or set apart during that fiscal year.

      (b)   Optional  Dividends .  In addition to  the  dividends
            -------------------
described in Section 8(a) above, the Company reserves the right to declare and pay optional dividends to the Holders of Series 1 Preference Shares in such amounts, form (securities and/or cash) and at such time as determined by the Company's Board of Directors.

     (c)   Dividend Payments.  The Annual Dividend payments shall
           -----------------
be made in either cash or at the option of the Company through the issuance of additional Preference Shares in such amount of Preference Shares equal to the quotient of (i) the dividend amount payment then due, divided by (ii) the Stated Value. So long as any Preference Shares shall be outstanding, no dividend, whether in cash, securities or property, shall be paid or declared, nor shall any other distribution be made, on the Ordinary Shares or any other security junior to the Preference Shares as to dividend rights, unless the Company shall in addition to the payment of all cumulative Annual Dividends, also declare and pay to the Preference Shares, at the same time it declares and pays such dividend or distribution to the holders of Ordinary Shares, the dividend or distribution that would have been declared and paid with respect to the Conversion Shares had all of the Preference Shares been converted into Conversion Shares immediately prior to the record date for such dividend or distribution, or if no record date is fixed, the date as of which the Company pays to the record holders of Ordinary Shares such dividend or distribution.

     (9)  Limited Special Voting Rights.
          -----------------------------

          (a) The affirmative vote of the Holders owning not less than a majority of the then issued and outstanding Preference Shares, at a meeting duly called for such purpose, or by the written consent without a meeting of the Holders of not less than a majority of the then outstanding Preference Shares, shall be required for any amendment to any of the preferences, rights and limitations of the Preference Shares, the Company's Articles of Association or Bylaws which would directly and/or indirectly amend, alter, change, repeal or otherwise adversely affect any of the powers, designations, preferences and rights of the Preference Shares, including to increase the amount of authorized capital stock of any such class.

       (b) For so long as Preference Shares remain outstanding, the Company shall not, without the express written consent of Holders owning no less than a majority of the aggregate Stated Value of the then issued and outstanding Series 1 Preference Shares issue any preference shares senior to or pari passu with the Preference Shares.

     (10)  Lost  or  Stolen  Certificates. Upon  receipt  by  the
           ------------------------------
Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Preference Shares Certificate(s) representing the Preference Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of the Preference Shares Certificate(s), the Company shall execute and deliver new preference shares certificate(s) of like tenor and date.

     (11)  Notices. Whenever notice is required to be given under
           -------
any of the preferences, rights and limitations of the Preference Shares, unless otherwise provided herein, such notice shall be given in writing and will be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the Company's executive offices or (b) if to a Holder, at the address set forth on Company's books and records.



           Remainder of Page Intentionally Left Blank

The undersigned declare under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of their own knowledge.

     Executed on August 1, 2007.


                                   _______________________
                                   Joseph Rozelle
                                   Chairman and President